UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2020

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01Other Events.

On November 3, 2020, SYNNEX Corporation (“SYNNEX”) announced the approval of the previously announced separation of its technology-infused customer experience solutions business (the “Separation”) by its Board of Directors, which will be achieved through the distribution of 100% of the outstanding common stock, par value $0.0001 per share, of Concentrix Corporation, a wholly owned subsidiary of SYNNEX (“Concentrix”), to SYNNEX’ stockholders on the record date of November 17, 2020. SYNNEX’ stockholders of record will receive one share of Concentrix common stock for each share of SYNNEX common stock. The distribution is expected to be completed prior to the opening of the Nasdaq Global Select Market on December 1, 2020. Following the Separation, Concentrix will be an independent, publicly traded company, and SYNNEX will retain no ownership interest in Concentrix.

A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Item 8.01 in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements may be identified by terms such as believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed separation of Concentrix and SYNNEX, including status, timing, and what shareholders will own immediately following the Separation.   These statements involve risks and uncertainties, including, but not limited to, that  that the Separation may not be timely completed, if at all; that, prior to the completion of the Separation, SYNNEX’ business may not perform as expected due to Separation-related uncertainty or other factors, including the impact of COVID-19 or coronavirus, or other pandemics, and the impact of related governmental, individual and business responses, including the ability of our staff to travel to work. For a detailed discussion of other risks and uncertainties see SYNNEX’ Form 10-K for the fiscal year ended November 30, 2019 and subsequent SEC filings. Statements included in this report are based upon information known to SYNNEX as of the date of this report, and SYNNEX assumes no obligation to update information contained in this report.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
99.1	Press release dated November 3, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2020	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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